UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 25, 2017

CONDUENT INCORPORATED

(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Suite 200

Florham Park, New Jersey

07932

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 663-2638

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2).  ☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On May 25, 2017 Registrant held its Annual Meeting of Shareholders.

(b)	Shareholders voted on the matters set forth below as follows:

1. Election of directors. All nominees for director were elected.

Name	For	Against	Abstain	Non Votes
Paul S. Galant	159,334,532	329,721	143,160	17,928,190
Joie Gregor	159,361,982	302,917	142,514	17,928,190
Vincent J. Intrieri	157,191,100	2,506,266	110,047	17,928,190
Courtney Mather	158,271,044	1,419,791	116,578	17,928,190
Michael Nevin	158,800,523	893,444	113,446	17,928,190
Michael A. Nutter	158,829,539	863,028	114,846	17,928,190
William G. Parrett	150,814,202	8,378,368	614,843	17,928,190
Ashok Vemuri	159,403,364	292,096	111,953	17,928,190
Virginia M. Wilson	159,460,600	208,645	138,168	17,928,190

2. Ratification of selection of PricewaterhouseCoopers LLP as Registrant’s independent registered public accounting firm for 2017. The selection of PricewaterhouseCoopers LLP was ratified.

For	Against	Abstain	Non Votes
177,057,020	526,970	151,613	0

3. Approval, on an advisory basis, of the 2016 compensation of Registrant’s Named Executive Officers, as disclosed in Registrant’s 2017 Proxy Statement. The 2016 compensation of Registrant’s Named Executive Officers, as disclosed in Registrant’s 2017 Proxy Statement, was approved on an advisory basis.

For	Against	Abstain	Non Votes
157,218,706	1,895,885	692,822	17,928,190

4. Selection, on an advisory basis, of the frequency of future non-binding shareholder votes on the compensation of Registrant’s Named Executive Officers. A majority of the votes cast by Shareholders, on an advisory basis, was for a frequency of one year.

One Year	Two Years	Three Years	Abstain	Non Votes
147,655,526	180,370	9,200,598	2,770,889	17,928,190

5. Approval of the material terms of the performance goals under the Conduent Performance Incentive Plan for purposes of Section 162(M) of the Internal Revenue Code. A majority of the votes cast by Shareholders was for approval of the material terms of the performance goals under the Conduent Performance Incentive Plan.

For	Against	Abstain	Non Votes
134,965,936	24,469,690	371,787	17,928,190

(c)	Not Applicable

(d)	Based on the results set forth in Item (b)4 above, Registrant’s Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next advisory vote on the frequency of shareholder votes on executive compensation, which will occur not later than Registrant’s Annual Meeting of Shareholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONDUENT INCORPORATED

	By:	/s/ J. Michael Peffer
	Name:	J. Michael Peffer
Date: May 26, 2017	Position:	Executive Vice President, General Counsel and
Secretary